SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) January 1, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of January 1, 2006 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2006-HSA1)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-110340-15               41-1808858
 ------------------------------------------------------------------------
 (State or other jurisdiction     (Commission)             (I.R.S. employer
     of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On January 27, 2006, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan Pass-Through Certificates, Series 2006-HSA1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities II, Inc. pursuant to an Assignment and Assumption Agreement, dated as of January 27, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities II, Inc.



Item 9. Financial Statements and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Not applicable

               (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                         Sequentially
Exhibit                                                    Numbered
Number                                                   Exhibit Page

10.1 Pooling and Servicing Agreement, dated as of January 1, 2006, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2 Assignment and Assumption Agreement, dated as of January 27, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities II, Inc.

10.3 Financial Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to Home Equity Loan Pass-Through Certificates, Series 2006-HSA1 relating to the Class A Certificates.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:        /s/Tim Jacobson
                                             Name:   Tim Jacobson
                                             Title:  Vice President


Dated:  January 27, 2006

Exhibit 10.1

Pooling and Servicing Agreement, dated as of January 1, 2006, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of January 27, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities II, Inc.

Exhibit 10.3

Financial Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to Home Equity Loan Pass-Through Certificates, Series 2006-HSA1 relating to the Class A Certificates.